UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 06, 2024

P10, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40937	87-2908160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue Suite 1600
Dallas, Texas		75205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 865-7998

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	PX	The New York Stock Exchange
Series A Junior Participating Preferred Stock Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On May 7, 2024, the Board of Directors (the “Board”) of P10, Inc. (the “Company”) determined that the Rights Agreement, dated as of October 20, 2021, by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), as rights agent, as amended by that certain First Amendment to Rights Agreement, dated as of September 15, 2023 (as amended, the “Rights Agreement”), is no longer necessary for the preservation of Tax Benefits (as defined therein) and set an Expiration Date under the Rights Agreement of May 8, 2024. As a result, the rights under the Rights Agreement will expire and the Rights Agreement shall terminate at the close of business on May 8, 2024.

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2024, the Company issued a press release and presentation announcing its financial results for the first quarter ended March 31, 2024. A copy of the press release and presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information furnished by the Company pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.02 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2024, Robert Alpert notified the Board that he was resigning as Executive Chairman and on May 7, 2024, the Board accepted the resignation of Mr. Alpert as Executive Chairman and appointed CEO and President Luke A. Sarsfield III as Chairman of the Board, in each case, to become effective as of the upcoming annual meeting of stockholders on June 14, 2024. Mr. Alpert will remain on the Board. In connection with Mr. Alpert’s resignation as Executive Chairman, the Company and Mr. Alpert agreed to the early termination of the Executive Transition Agreement, dated as of October 20, 2023, by and between P10 Intermediate Holdings, LLC and Mr. Alpert, effective as of June 14, 2024.

Item 7.01 Regulation FD Disclosure.

On May 8, 2024, the Company issued a press release announcing certain corporate governance updates. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished by the Company pursuant to this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of P10, Inc. dated May 8, 2024
99.2	First Quarter 2024 Earnings Presentation, dated May 8, 2024
99.3	Press Release of P10, Inc. dated May 8, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Date:	May 8, 2024	By:	/s/ Amanda Coussens
Amanda Coussens Chief Financial Officer